Comparative Amounts	12 Months Ended
Jul. 31, 2019
Disclosure Of Comparative Amounts [Abstract]
Comparative Amounts

26. Comparative Amounts

The Company identified an error in relation to the classification of cash and cash equivalents and short-term investments for the year ended July 31, 2018. The Company has identified $98,209 of high interest-bearing cash accounts previously classified as short-term investments as well as $38,509 of term deposits, previously classified as cash and cash equivalents. Accordingly, the Company has increased cash and cash equivalents and decreased short term investments by the net amount of $59,700 in the consolidated statements of financial position as at July 31, 2018. The Company has increased cash and cash equivalents and reduced disposal/(acquisition) of short-term investments by $59,700 in the consolidated statements of cash flows for the year ended July 31, 2018.